As filed with the Securities and Exchange Commission on October 19, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                     1-5706                   58-0971455
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(State or other jurisdiction of  (Commission File Number)        (IRS Employer
         incorporation)                                      Identification No.)

       8000 Tower Point Drive, Charlotte, NC                         28227
       -------------------------------------                         -----
      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code:    (704) 321-7380
                                                                -------------

          (Former name or former address, if changed since last report)









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Item 8.01.        Other Events

     On October 18, 2004, the Company announced that Evercore Partners Inc. has been retained as the Company's financial advisor to assist the board of directors of the Company in its ongoing exploration of strategic alternatives to maximize shareholder value, which may include, but are not limited to, the possible sale of a portion or all of the Company.

     Given the status of the Company's ongoing review of its strategic alternatives, the Company also announced that it will defer convening an Annual Shareholders Meeting at this time.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

                   (c)     Exhibits.

                           99.1 Press Release of Metromedia International Group, Inc., dated October 18, 2004

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           METROMEDIA INTERNATIONAL GROUP, INC.


                           By:  /S/ HAROLD F. PYLE, III
                                ----------------------------------------
                                Name:  Harold F. Pyle, III
                                Title: Executive Vice President Finance,
                                       Chief Financial Officer and Treasurer

Date: October 19, 2004
Charlotte, NC